UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-8246

Exact name of registrant as specified in charter:	Delaware Investments Global Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2007

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Global Dividend and Income Fund, Inc.

February 28, 2007

	Number of	Value
	Shares	(U.S. $)
Common Stock– 78.97%
Consumer Discretionary – 10.33%
@†=PAvado Brands	272	$ -
Bayerische Motoren Werke	9,583	553,858
*†Charter Communications Class A	3,600	10,836
*Don Quijote	29,400	579,155
DSG International	60,970	203,894
Esprit Holdings	40,000	416,829
Gap	35,700	685,083
Honda Motor	10,000	371,650
Kesa Electricals	71,395	472,045
Koninklijke Philips Electronics	12,677	465,215
*Lagardere SCA	5,543	425,233
Limited Brands	23,700	656,016
Mattel	30,600	795,905
Nissan Motor	36,700	421,920
Publicis Groupe	12,000	537,427
Starwood Hotels & Resorts Worldwide	2,900	190,820
*†Time Warner Cable Class A	2,355	91,266
WPP Group	45,939	665,200
		7,542,352
Consumer Staples – 5.06%
*Coca-Cola Amatil	88,248	575,466
Greggs	1,660	147,052
Heinz (H.J.)	17,500	802,725
Kimberly-Clark	10,600	721,966
Metro	9,827	679,009
Safeway	22,200	767,454
		3,693,672
Diversified REITs – 1.54%
Hang Lung Group	34,000	111,403
iStar Financial	9,000	430,650
Liberty Property Trust	4,600	235,750
*Spirit Finance	9,600	124,032
*Washington Real Estate Investment Trust	5,500	219,890
		1,121,725
Energy – 3.25%
BP	21,000	215,283
Chevron	11,100	761,570
ConocoPhillips	9,400	614,948
*†Petroleum Geo-Services ADR	2,073	48,177
Total	10,860	731,478
		2,371,456
Financials – 14.42%
Allstate	11,600	696,696
AON	19,900	749,235
AXA	11,931	507,383
Chubb	12,800	653,440
Dexia	17,004	500,858
Hartford Financial Services Group	7,300	690,288
HBOS	20,480	433,867
†Highland Distressed Opportunities	10,000	147,500
Huntington Bancshares	26,500	613,475
ING Groep	14,843	633,224
Kookmin Bank ADR	5,600	500,304

Mitsubishi UFJ Financial Group	39	478,237
Morgan Stanley	9,200	689,264
Nordea Bank	42,325	643,826
Royal Bank of Scotland Group	15,690	617,198
Standard Chartered	15,937	445,098
Wachovia	11,900	658,903
Washington Mutual	14,500	624,660
Westpac Banking	12,254	246,281
		10,529,737
Health Care – 9.79%
Abbott Laboratories	13,600	742,832
AstraZeneca	8,615	483,273
Baxter International	15,300	765,153
Bristol-Myers Squibb	28,600	754,754
Merck	16,900	746,304
*Novartis	9,151	507,895
Novo-Nordisk Class B	5,645	484,692
Ono Pharmaceutical	8,500	458,992
Pfizer	27,000	673,920
Sanofi-Aventis	4,979	422,794
Terumo	11,400	436,486
Wyeth	13,700	670,204
		7,147,299
Health Care REITs – 1.34%
Health Care Property Investors	7,600	279,452
*Medical Properties Trust	9,400	144,384
*Nationwide Health Properties	7,300	241,484
Ventas	6,800	311,644
		976,964
Hotel REITs – 0.66%
Hersha Hospitality Trust	26,100	291,015
*Highland Hospitality	3,900	63,999
Host Hotels & Resorts	4,900	128,772
		483,786
Industrial REITs – 1.57%
AMB Property	6,000	352,680
*First Potomac Realty Trust	5,800	173,710
ProLogis	9,400	621,622
		1,148,012
Industrials – 6.72%
*Asahi Glass	41,000	551,146
†British Airways	44,119	464,705
Compagnie de Saint-Gobain	5,044	468,936
Donnelley (R.R.) & Sons	20,100	727,217
†Foster Wheeler	969	53,583
†Genesis Lease ADR	18,000	445,500
*†Grupo Aeroportuario del Centro Norte Sab ADR	4,200	98,616
*Macquarie Infrastructure	10,800	415,800
*†Teekay Petrojarl ADR	691	7,874
Tomkins	94,130	473,477
Travis Perkins	13,826	530,411
Waste Management	19,700	670,785
		4,908,050
Information Technology – 7.43%
Canon	9,600	519,974
†CGI Group Class A	71,962	607,835
Fujitsu	58,000	403,224
Hewlett-Packard	19,600	771,848
Intel	34,800	690,780
International Business Machines	7,700	716,177
Nokia	28,755	627,654
*TietoEnator	12,201	343,303
†Xerox	43,000	742,610
		5,423,405
Mall REITs – 2.11%
General Growth Properties	7,600	482,068
Macerich	4,700	439,920
Simon Property Group	5,500	620,070
		1,542,058

Manufactured Housing REITs – 0.19%
Equity Lifestyle Properties	2,500	140,625
		140,625
Materials – 2.98%
Cemex SAB	122,690	417,960
duPont (E.I.) deNemours	16,700	847,525
Lafarge	3,411	509,015
Rio Tinto	7,421	399,915
		2,174,415
Media – 0.09%
†Adelphia	90,000	27,000
†Adelphia Recovery Trust Series ACC-1	88,328	7,331
*†Adelphia Recovery Trust Series Arahova	54,368	28,815
*†Century Communications	125,000	4,375
		67,521
Mortgage REITs – 0.54%
*American Home Mortgage Investment	5,000	136,750
*Gramercy Capital	1,800	57,888
JER Investors Trust	5,600	106,512
*Luminent Mortgage Capital	10,300	94,966
		396,116
Multifamily REITs – 0.70%
American Campus Communities	4,000	121,000
Equity Residential	7,600	386,004
		507,004
Office REITs – 2.37%
Alexandria Real Estate Equities	2,400	252,456
*Brandywine Realty Trust	10,063	358,746
*Duke Realty	8,600	378,916
Highwoods Properties	4,500	198,810
Mack-Cali Realty	2,700	139,536
*Parkway Properties	3,700	199,023
PS Business Parks	2,500	180,000
SL Green Realty	176	25,671
		1,733,158
Self-Storage REITs – 0.73%
Public Storage	3,300	334,191
U-Store-It Trust	9,300	200,880
		535,071
Shopping Center REITs – 0.69%
Cedar Shopping Centers	10,900	174,945
*New Plan Excel Realty Trust	7,800	260,442
Ramco-Gershenson Properties	1,800	64,260
		499,647
Specialty Retail – 0.44%
*Entertainment Properties Trust	4,900	320,950
		320,950
Telecommunications – 4.93%
AT&T	23,200	853,760
NTT DoCoMo	295	537,274
*Telefonos de Mexico ADR	17,800	516,912
Telstra	69,890	234,583
*Telstra – Installment Receipt	67,167	149,766
Verizon Communications	20,900	782,287
Vodafone Group	190,125	527,643
		3,602,225
Utilities – 1.09%
†Mirant	1,634	60,883
Progress Energy	15,100	737,786
		798,669
Total Common Stock (cost $44,826,385)		57,663,917

Convertible Preferred Stock– 2.75%
Banking, Finance & Insurance – 1.40%
Aspen Insurance 5.625% exercise price $29.28, expiration date 12/31/49	3,400	188,275
•Citigroup Funding 4.673% exercise price $29.50, expiration date 9/27/08	7,000	232,330
*E Trade Financial 6.125% exercise price $21.82, expiration date 11/18/08	3,500	105,438
Lehman Brothers Holdings 6.25% exercise price $54.24, expiration date 10/15/07	9,250	254,374
*Marshall & Ilsley 6.50% exercise price $46.28, expiration date 8/15/07	4,500	119,970
Sovereign Capital Trust 4.375% exercise price $ 29.05, expiration date 3/1/34	2,500	125,313
		1,025,700

Basic Materials – 0.29%
*Freeport-McMoRan Copper & Gold 5.50% exercise price $48.65, expiration date
12/31/49		40	54,175
Huntsman 5.00% exercise price $28.29, expiration date 2/16/08		3,500	154,000
			208,175
Cable, Media & Publishing – 0.22%
#Interpublic Group 5.25% 144A exercise price $13.66, expiration date 12/31/49		140	162,225
			162,225
Energy – 0.34%
*Chesapeake Energy 4.50% exercise price $44.17, expiration date 12/31/49		1,275	123,675
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28		3,250	127,400
			251,075
Telecommunications – 0.10%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date
3/15/17		70	72,511
			72,511
Utilities – 0.40%
Entergy 7.625% exercise price $87.64, expiration date 2/17/09		2,500	154,688
NRG Energy 5.75% exercise price $60.45, expiration date 3/16/09		440	133,815
			288,503
Total Convertible Preferred Stock (cost $1,839,603)			2,008,189

Exchange Traded Fund– 0.64%
*iShares MSCI EAFE Index Fund		6,300	467,145
Total Exchange Traded Fund (cost $466,046)			467,145

Preferred Stock– 2.36%
Leisure, Lodging & Entertainment – 0.38%
Red Lion Hotels Capital Trust 9.50%		10,226	275,079
			275,079
Real Estate – 1.98%
*Equity Inns Series B 8.75%		10,000	264,000
LaSalle Hotel Properties 10.25%		12,500	316,250
Ramco-Gershenson Properties 9.50%		11,500	303,140
SL Green Realty 7.625%		22,000	564,960
			1,448,350
Total Preferred Stock (cost $1,655,650)			1,723,429
		Principal
		Amount°

Agency Obligations– 0.21%
Fannie Mae 6.375% 8/15/07	AUD	191,000	150,426
Total Agency Obligations (cost $145,975)			150,426

Commercial Mortgage-Backed Securities– 0.12%
#First Union National Bank Commercial Mortgage Series 2001-C2 L 144A
6.46% 1/12/43	USD	85,000	86,328
Total Commercial Mortgage-Backed Securities (cost $86,272)			86,328

Convertible Bonds– 6.83%
Aerospace & Defense – 0.43%
#AAR 144A 1.75% 2/1/26 exercise price $29.43, expiration date 2/1/26		90,000	105,638
EDO 4.00% 11/15/25 exercise price $34.19, expiration date 11/15/25		90,000	88,763
#L-3 Communications 144A 3.00% 8/1/35 exercise price $102.16, expiration date 8/1/35		110,000	117,974
			312,375
Automobiles & Automotive Parts – 0.28%
Ford Motor 4.25% 12/15/36 exercise price $9.20, expiration date 12/15/36		180,000	201,825
			201,825
Banking, Finance & Insurance – 0.14%
•#US Bancorp 144A 3.615% 9/20/36 exercise price $38.28 expiration date 9/20/36		100,000	100,910
			100,910
Cable, Media & Publishing – 0.20%
#Playboy Enterprises 144A 3.00% 3/15/25 exercise price $17.02, expiration date 3/15/25		160,000	147,600
			147,600
Computers & Technology – 1.34%
Fairchild Semiconductor 5.00% 11/1/08 exercise price $30.00, expiration date 11/1/08		140,000	139,125
Hutchinson Technology 3.25% 1/15/26 exercise price $36.43, expiration date 1/15/26		120,000	111,150
#Informatica 144A 3.00% 3/15/26 exercise price $20.00, expiration date 3/15/26		175,000	176,969
#Intel 144A 2.95% 12/15/35 exercise price $31.53, expiration date 12/15/35		105,000	94,106

^ON Semiconductor Series B 1.149% 4/15/24 expiration price $9.82, expiration date 4/15/24		200,000	230,749
SanDisk 1.00% 5/15/13 exercise price $82.36, expiration date 5/15/13		100,000	84,000
#Sybase 144A 1.75% 2/22/25 exercise price $25.22, expiration date 2/22/25		125,000	141,094
			977,193
Energy – 0.58%
Halliburton 3.125% 7/15/23 exercise price $18.80, expiration date 7/15/23		100,000	167,500
Pride International 3.25% 5/1/33 exercise price $25.70, expiration date 5/1/33		80,000	98,900
Schlumberger 2.125% 6/1/23 exercise price $40.00, expiration date 6/1/23		95,000	154,019
			420,419
Healthcare & Pharmaceuticals – 1.21%
#Allergan 144A 1.50% 4/1/26 exercise price $126.66, expiration date 4/1/26		150,000	157,875
Amgen
*0.375% 2/1/13 exercise price $79.48 expiration date 2/1/13		85,000	82,131
#144A 0.375% 2/1/13 exercise price $79.48, expiration date 2/1/13		60,000	57,975
•Bristol-Myers Squibb 4.86% 9/15/23 exercise price $41.28, expiration date 9/15/23		100,000	101,250
CV Therapeutics 3.25% 8/16/13 exercise price $27.00, expiration date 8/16/13		45,000	39,375
*#Nektar Therapeutics 144A 3.25% 9/28/12 exercise price $21.52, expiration date 9/28/12		125,000	117,969
Teva Pharmaceutical Finance 0.25% 2/1/26 exercise price $47.16, expiration date 2/1/26		120,000	117,300
•*Wyeth 4.877% 1/15/24 exercise price $60.39, expiration date 1/15/24		200,000	213,359
			887,234
Leisure, Lodging & Entertainment – 0.44%
#International Game Technology 144A 2.60% 12/15/36 exercise price $61.78, expiration date 12/15/36		135,000	132,638
#Regal Entertainment Group 144A 3.75% 5/15/08 exercise price $14.65, expiration date 5/15/08		130,000	189,475
			322,113
Real Estate – 0.42%
MeriStar Hospitality 9.50% 4/1/10 exercise price $10.18, expiration date 4/1/10		300,000	307,950
			307,950
Retail – 0.75%
«Dick's Sporting Goods 1.606% 2/18/24 exercise price $58.13, expiration date 2/18/24		140,000	133,525
^Lowe's Companies 0.861% 10/19/21 exercise price $29.05, expiration date 10/19/21		95,000	107,350
#Saks 144A 2.00% 3/15/24 exercise price $11.97, expiration date 3/15/24		125,000	209,531
#United Auto Group 144A 3.50% 4/1/26 exercise price $23.69, expiration date 4/1/26		90,000	99,563
			549,969
Telecommunications – 0.30%
Level 3 Communications 3.50% 6/15/12 exercise price $5.46, expiration date 6/15/12		75,000	104,438
Qwest Communications International 3.50% 11/15/25 exercise price $5.90, expiration date 11/15/25		70,000	114,625
			219,063
Transportation – 0.31%
#ExpressJet Holdings 144A 4.25% 8/1/23 exercise price $18.20, expiration date 8/1/23		50,000	47,500
JetBlue Airways
3.50% 7/15/33 exercise price$ 28.33, expiration date 7/15/33		100,000	96,750
3.75% 3/15/35 exercise price $17.10, expiration date 3/15/35		80,000	82,800
			227,050
Utilities – 0.43%
#CenterPoint Energy 144A 3.75% 5/15/23 exercise price $11.31, expiration date 5/15/23		200,000	316,250
			316,250
Total Convertible Bonds (cost $4,536,213)			4,989,951

Corporate Bonds– 21.59%
Banking – 1.16%
Citigroup 0.80% 10/30/08	JPY	17,400,000	146,801
Depfa Bank 20.00% 11/19/07	TRY	220,000	155,285
•Resona Bank 4.125% 9/29/49	EUR	100,000	129,215
Vneshtorgbank 4.25% 5/15/16	EUR	120,000	155,228
WM Covered Bond 3.875% 9/27/11	EUR	200,000	262,038
			848,567
Basic Industry – 1.91%
*AK Steel 7.875% 2/15/09	USD	100,000	100,250
Bowater
9.00% 8/1/09		50,000	53,000
9.50% 10/15/12		75,000	79,313
Donohue Forest Products 7.625% 5/15/07		65,000	65,406
Georgia-Pacific 8.875% 5/15/31		125,000	134,375
#Hexion US Finance 144A 9.75% 11/15/14		75,000	79,875
Lyondell Chemical
8.00% 9/15/14		60,000	63,450
8.25% 9/15/16		75,000	81,000
10.50% 6/1/13		10,000	11,000

*#Nell AF Sarl 144A 8.375% 8/15/15		75,000	79,500
NewPage 10.00% 5/1/12		70,000	76,650
Norske Skog Canada 8.625% 6/15/11		65,000	66,625
#‡Port Townsend Paper 144A 11.00% 4/15/11		100,000	86,500
Potlatch 13.00% 12/1/09		85,000	98,102
#Sappi Papier Holding 144A 7.50% 6/15/32		75,000	73,197
‡Solutia 6.72% 10/15/37		100,000	97,250
Tembec Industries 8.625% 6/30/09		75,000	62,625
#Tube City IMS 144A 9.75% 2/1/15		50,000	52,750
Witco 6.875% 2/1/26		35,000	30,450
			1,391,318
Brokerage – 0.59%
E Trade Financial 8.00% 6/15/11		65,000	68,413
LaBranche
9.50% 5/15/09		90,000	94,950
11.00% 5/15/12		125,000	136,562
•Lehman Brothers Capital Funding II 3.875% 2/28/49	EUR	100,000	128,625
			428,550
Capital Goods – 1.21%
#Ahern Rentals 144A 9.25% 8/15/13	USD	50,000	52,625
Armor Holdings 8.25% 8/15/13		50,000	52,625
Baldor Electric 8.625% 2/15/17		20,000	21,125
*Berry Plastics Holding 8.875% 9/15/14		60,000	62,400
CPG International I 10.50% 7/1/13		40,000	42,100
*Graham Packaging 9.875% 10/15/14		175,000	181,125
Interface 10.375% 2/1/10		100,000	111,250
Intertape Polymer 8.50% 8/1/14		115,000	107,739
#Momentive Performance Materials 144A 9.75% 12/1/14		70,000	73,675
*¶NTK Holdings 10.75% 3/1/14		20,000	15,800
#RBS Global & Rexnord 144A
9.50% 8/1/14		25,000	26,500
*11.75% 8/1/16		50,000	55,000
*Trimas 9.875% 6/15/12		80,000	80,000
			881,964
Consumer Cyclical – 2.48%
*Accuride 8.50% 2/1/15		65,000	66,138
Carrols 9.00% 1/15/13		100,000	103,750
*Denny's 10.00% 10/1/12		65,000	69,550
Ford Motor Credit
5.75% 1/12/09	EUR	172,000	229,444
7.375% 10/28/09	USD	75,000	75,608
*9.875% 8/10/11		50,000	53,996
*General Motors 8.375% 7/15/33		135,000	125,888
GMAC
4.75% 9/14/09	EUR	130,000	171,714
5.375% 6/6/11	EUR	110,000	147,637
6.125% 3/15/07	EUR	90,000	119,160
6.875% 9/15/11	USD	50,000	50,649
#Goodyear Tire & Rubber 144A 8.625% 12/1/11		25,000	26,688
Lear 8.75% 12/1/16		50,000	48,438
*#Michaels Stores 144A 11.375% 11/1/16		80,000	87,200
*#Mobile Services Group 144A 9.75% 8/1/14		60,000	64,200
Neiman Marcus PIK 9.00% 10/15/15		55,000	60,775
*NPC International 9.50% 5/1/14		75,000	79,500
O'Charleys 9.00% 11/1/13		50,000	53,250
Rite Aid
8.625% 3/1/15		50,000	48,875
*9.25% 6/1/13		90,000	91,125
#Vitro 144A
8.625% 2/1/12		20,000	20,300
*9.125% 2/1/17		20,000	20,500
			1,814,385
Consumer Non-Cyclical – 1.16%
*Constellation Brands 8.125% 1/15/12		140,000	146,299
#Elan Finance 144A 8.875% 12/1/13		75,000	76,500
Ingles Markets 8.875% 12/1/11		75,000	78,563
National Beef Packing 10.50% 8/1/11		100,000	105,250
Pilgrim's Pride
*8.375% 5/1/17		105,000	103,688
9.625% 9/15/11		90,000	94,725

Procter & Gamble 2.00% 6/21/10	JPY	17,000,000	147,594
*Swift 12.50% 1/1/10	USD	65,000	68,413
True Temper Sports 8.375% 9/15/11		30,000	27,000
			848,032
Energy – 1.57%
*Bluewater Finance 10.25% 2/15/12		50,000	52,375
Chesapeake Energy 6.625% 1/15/16		20,000	20,200
Compton Petroleum Finance 7.625% 12/1/13		100,000	98,500
El Paso Natural Gas 7.625% 8/1/10		50,000	52,375
#El Paso Performance Linked Trust 144A 7.75% 7/15/11		45,000	48,038
El Paso Production 7.75% 6/1/13		50,000	52,500
Geophysique - Veritas
7.50% 5/15/15		25,000	25,625
7.75% 5/15/17		25,000	26,000
#Hilcorp Energy I 144A
7.75% 11/1/15		70,000	70,350
*9.00% 6/1/16		75,000	80,250
Inergy Finance
6.875% 12/15/14		50,000	49,500
8.25% 3/1/16		20,000	21,200
Mariner Energy 7.50% 4/15/13		50,000	49,125
Massey Energy 6.625% 11/15/10		10,000	10,175
#OPTI Canada 144A 8.25% 12/15/14		50,000	52,000
PetroHawk Energy 9.125% 7/15/13		125,000	133,437
#Regency Energy Partners 144A 8.375% 12/15/13		115,000	118,162
•Secunda International 13.36% 9/1/12		55,000	57,475
#Stallion Oilfield Services/Finance 144A 9.75% 2/1/15		75,000	78,188
Whiting Petroleum 7.25% 5/1/13		50,000	50,188
			1,145,663
Finance & Investments – 1.13%
ASIF III Jersey 0.95% 7/15/09	JPY	17,000,000	143,244
•Fortis Capital 6.25% 6/29/49	EUR	100,000	137,510
GE Capital UK Funding 4.625% 1/18/16	GBP	64,000	118,486
General Electric Capital 5.125% 1/28/14	SEK	1,000,000	150,000
#PGS Solutions 144A 9.625% 2/15/15	USD	15,000	15,529
Red Arrow International Leasing 8.375% 3/31/12	RUB	2,098,729	83,426
#Seitel Acquisition 144A 9.75% 2/15/14	USD	40,000	40,800
•Standard Chartered Capital Trust I 8.16% 3/29/49	EUR	95,000	138,987
			827,982
Media – 1.70%
*CCH I Holdings 13.50% 1/15/14	USD	175,000	178,719
Charter Communication Holdings 13.50% 1/15/11		175,000	180,249
#CMP Susquehanna 144A 9.875% 5/15/14		45,000	46,463
Dex Media West 9.875% 8/15/13		65,000	71,094
#Idearc 144A 8.00% 11/15/16		20,000	20,650
Insight Communications 12.25% 2/15/11		25,000	26,156
Insight Midwest 9.75% 10/1/09		90,000	91,800
*Lodgenet Entertainment 9.50% 6/15/13		125,000	134,688
*Mediacom Capital 9.50% 1/15/13		225,000	231,749
#Quebecor World 144A 9.75% 1/15/15		60,000	63,750
#Reader's Digest Association 144A 9.00% 2/15/17		30,000	29,963
#Valassis Communications 144A 8.25% 3/1/15		45,000	45,056
Vertis 10.875% 6/15/09		40,000	41,000
*WMG Acquisition 7.375% 4/15/14		80,000	78,000
			1,239,337
Real Estate – 0.24%
American Real Estate Partners 8.125% 6/1/12		40,000	40,800
BF Saul REIT 7.50% 3/1/14		110,000	112,750
Rouse 7.20% 9/15/12		20,000	21,124
			174,674
Services Cyclical – 2.92%
Adesa 7.625% 6/15/12		125,000	128,749
*American Airlines 7.377% 5/23/19		48,898	48,654
#Aramark 144A 8.50% 2/1/15		70,000	73,063
Boyd Gaming 8.75% 4/15/12		75,000	78,563
Corrections Corporation of America 7.50% 5/1/11		70,000	72,450
FTI Consulting 7.625% 6/15/13		100,000	104,250
*#Galaxy Entertainment Finance 144A 9.875% 12/15/12		100,000	109,625

Gaylord Entertainment 8.00% 11/15/13		65,000	67,600
Harrah's Operating 6.50% 6/1/16		155,000	138,179
Hertz 8.875% 1/1/14		60,000	64,950
¶H-Lines Finance Holdings 11.00% 4/1/13		138,000	130,064
*Horizon Lines 9.00% 11/1/12		50,000	52,625
Kansas City Southern de Mexico
9.375% 5/1/12		100,000	107,750
12.50% 6/15/12		30,000	32,513
Kansas City Southern Railway 9.50% 10/1/08		50,000	52,500
Majestic Star Casino 9.50% 10/15/10		95,000	100,463
Mandalay Resort Group
*9.375% 2/15/10		95,000	101,888
9.50% 8/1/08		50,000	52,563
OMI 7.625% 12/1/13		80,000	81,200
#Penhall International 144A 12.00% 8/1/14		50,000	54,250
#Pokagon Gaming Authority 144A 10.375% 6/15/14		110,000	121,000
*#Rental Services 144A 9.50% 12/1/14		100,000	107,000
Seabulk International 9.50% 8/15/13		50,000	54,375
Station Casinos 6.625% 3/15/18		40,000	36,450
¶Town Sports International 11.00% 2/1/14		40,000	35,700
Wheeling Island Gaming 10.125% 12/15/09		125,000	127,813
			2,134,237
Services Non-Cyclical – 1.51%
#Aleris International 144A 10.00% 12/15/16		150,000	159,000
Allied Waste North America 9.25% 9/1/12		25,000	26,563
Casella Waste Systems 9.75% 2/1/13		150,000	159,750
CRC Health 10.75% 2/1/16		80,000	88,000
*Geo Subordinate 11.00% 5/15/12		70,000	67,550
HCA
*6.50% 2/15/16		110,000	94,875
#144A 9.25% 11/15/16		25,000	26,844
#Healthsouth 144A 10.75% 6/15/16		145,000	162,762
US Oncology 10.75% 8/15/14		75,000	82,875
¶Vanguard Health 11.25% 10/1/15		190,000	156,275
WCA Waste 9.25% 6/15/14		75,000	79,875
			1,104,369
Technology & Electronics – 1.08%
*#Freescale Semiconductor 144A 10.125% 12/15/16		115,000	118,306
International Business Machines 4.00% 11/11/11	EUR	200,000	262,645
*MagnaChip Semiconductor 8.00% 12/15/14	USD	175,000	130,375
#Open Solutions 144A 9.75% 2/1/15		75,000	77,813
*Solectron Global Finance 8.00% 3/15/16		90,000	90,450
Sungard Data Systems 10.25% 8/15/15		50,000	54,625
#UGS Capital II PIK 144A 10.348% 6/1/11		50,766	51,654
			785,868
Telecommunications – 2.14%
*American Tower 7.125% 10/15/12		80,000	83,100
*American Towers 7.25% 12/1/11		25,000	25,969
#Broadview Networks Holdings 144A 11.375% 9/1/12		50,000	53,250
#Cricket Communications 144A 9.375% 11/1/14		75,000	79,500
•#Hellas Telecommunications II 144A 11.115% 1/15/15		100,000	104,000
Hughes Network Systems 9.50% 4/15/14		150,000	159,750
¶Inmarsat Finance 10.375% 11/15/12		140,000	131,950
Level 3 Communications 11.50% 3/1/10		75,000	83,625
#Level 3 Financing 144A 8.75% 2/15/17		65,000	65,569
#MetroPCS Wireless 144A 9.25% 11/1/14		35,000	36,925
•PAETEC 13.87% 10/1/09		50,000	53,125
Qwest
7.50% 10/1/14		100,000	106,625
•8.61% 6/15/13		75,000	82,219
Rural Cellular
9.875% 2/1/10		75,000	79,688
•11.11% 11/1/12		50,000	52,250
Triton PCS
*8.50% 6/1/13		40,000	41,250
9.375% 2/1/11		315,000	325,630
			1,564,425

Utilities – 0.79%
‡#Calpine 144A 8.496% 7/15/07		68,425	74,070
Elwood Energy 8.159% 7/5/26		98,331	105,333
Midwest Generation
8.30% 7/2/09		84,279	86,913
8.75% 5/1/34		90,000	97,425
Mirant North America 7.375% 12/31/13		125,000	129,062
Orion Power Holdings 12.00% 5/1/10		70,000	81,550
			574,353
Total Corporate Bonds (cost $15,267,690)			15,763,724
Foreign Agencies– 2.64%
Austria – 0.28%
Oesterreichische Kontrollbank 1.80% 3/22/10	JPY	24,000,000	207,949
			207,949
Germany – 2.09%
KFW
1.75% 3/23/10	JPY	17,000,000	147,083
3.50% 7/4/21	EUR	228,000	279,990
4.75% 12/7/10	GBP	77,000	147,766
4.95% 10/14/14	CAD	85,000	75,542
8.25% 9/20/07	ISK	50,000,000	729,883
Rentenbank 1.375% 4/25/13	JPY	17,000,000	143,386
			1,523,650
Luxembourg – 0.27%
Gazprom 4.56% 12/9/12	EUR	150,000	195,082
			195,082
Total Foreign Agencies (cost $1,896,602)			1,926,681

Regional Agency– 0.26%
Australia – 0.26%
New South Wales Treasury 6.00% 5/1/12	AUD	242,000	189,572
Total Regional Agency (cost $186,212)			189,572

Regional Authority– 0.67%
Canada – 0.67%
Ontario Province
4.50% 3/8/15	CAD	41,000	35,705
5.375% 12/2/12	CAD	81,000	73,662
Quebec Province 5.75% 12/1/36	CAD	270,000	272,826
Saskatchewan Province 4.75% 6/1/40	CAD	119,000	106,693
Total Regional Authority (cost $492,093)			488,886

«Senior Secured Loans – 0.34%
Ford Motor 8.36% 12/15/13	USD	75,000	76,031
HCA 7.864% 11/17/13		40,000	40,400
Talecris Biotherapeutics 13.50% 12/6/14		35,000	35,788
Telesat Canada 9.00% 2/14/08		100,000	100,000
Total Senior Secured Loans (cost $250,000)			252,219

Sovereign Agencies– 0.51%
France – 0.08%
Caisse d'Amortissement de la Dette Sociale 3.625% 4/25/16	EUR	44,000	56,330
			56,330
Japan – 0.23%
Development Bank of Japan 1.70% 9/20/22	JPY	21,000,000	167,147
			167,147
Norway – 0.20%
Kommunalbanken 4.25% 10/24/11	NOK	940,000	150,736
			150,736
Total Sovereign Agencies (cost $384,961)			374,213

Sovereign Debt– 9.48%
Austria – 0.44%
Republic of Austria
#144A 4.00% 9/15/16	EUR	170,000	225,035
5.25% 1/4/11	EUR	70,000	97,026
			322,061

France – 1.15%
France Government O.A.T. 4.00% 4/25/55	EUR	470,000	611,276
French Treasury Note 2.75% 3/12/08	EUR	175,000	228,873
			840,149
Germany – 0.89%
Deutschland Republic
4.75% 7/4/08	EUR	184,000	246,039
6.25% 1/4/24	EUR	242,000	404,099
			650,138
Japan – 2.80%
Japan Government 2 yr. Bond 0.70% 9/15/08	JPY	25,000,000	210,916
Japan Government 5 yr. Bond 1.50% 6/20/11	JPY	51,400,000	441,159
Japan Government 10 yr. Bond 1.90% 6/20/16	JPY	83,600,000	726,352
Japan Government 20 yr. Bond 2.30% 6/20/26	JPY	51,000,000	448,655
Japanese Government CPI Linked 10 yr. Bond 0.80% 3/10/16	JPY	26,431,500	216,345
			2,043,427
Malaysia – 0.42%
Malaysian Government
3.756% 4/28/11	MYR	535,000	153,636
7.00% 3/15/09	MYR	509,000	155,012
			308,648
Mexico – 0.06%
Mexican Bonos 8.00% 12/17/15	MXN	500,000	44,764
			44,764
Norway – 1.42%
Norwegian Government
5.00% 5/15/15	NOK	4,531,000	763,284
6.50% 5/15/13	NOK	1,527,000	275,468
			1,038,752
Poland – 0.61%
Poland Government
6.00% 11/24/10	PLN	850,000	298,017
6.25% 10/24/15	PLN	410,000	148,820
			446,837
Republic of Korea – 0.25%
Government of South Korea 4.25% 12/7/21	EUR	140,000	179,079
			179,079
Sweden – 0.43%
Sweden Government 5.50% 10/8/12	SEK	2,000,000	310,193
			310,193
United Kingdom – 1.01%
U.K. Treasury
4.75% 3/7/20	GBP	77,000	152,507
5.00% 3/7/12	GBP	27,000	52,922
5.00% 9/7/14	GBP	80,000	157,961
8.00% 6/7/21	GBP	84,000	221,509
9.00% 7/12/11	GBP	67,000	151,330
			736,229
Total Sovereign Debt (cost $6,847,013)			6,920,277

Supranational Banks– 1.75%
Asian Development Bank 0.50% 10/9/12	AUD	199,000	115,282
European Investment Bank
*1.40% 6/20/17	JPY	55,300,000	457,859
4.25% 12/7/10	GBP	173,000	326,364
Inter-American Development Bank 1.90% 7/8/09	JPY	34,000,000	294,067
^International Bank for Reconstruction & Development 7.122% 8/20/07	NZD	121,000	82,024
Total Supranational Banks (cost $1,273,012)			1,275,596

		Number of
		Shares
Warrant– 0.00%
†#Solutia 144A, exercise price $7.59, expiration date 7/15/09		130	-
Total Warrant (cost $11,059)			-

		Principal
		Amount°
Repurchase Agreements– 1.48%
With BNP Paribas 5.25% 3/1/07
(dated 2/28/07, to be repurchased at $577,414,
collateralized by $191,130 U.S. Treasury Notes 3.50%
due 2/15/10, market value $185,955, $140,600
U.S. Treasury Notes 4.00% due 4/15/10,
market value $140,628, $193,390
U.S. Treasury Notes 6.00% due 8/15/09, market value
$200,270 and $61,860 U.S. Treasury Notes 6.125%
due 8/15/07, market value $62,328)	USD	577,330	577,330

With Cantor Fitzgerald 5.24% 3/1/07
(dated 2/28/07, to be repurchased at $196,579,
collateralized by $201,700 U.S. Treasury Bills
due 4/12/07, market value $200,522)		196,550	196,550

With UBS Warburg 5.25% 3/1/07
(dated 2/28/07, to be repurchased at $307,165,
collateralized by $302,670 U.S. Treasury Notes 5.50%
due 5/15/09, market value $313,359)		307,120	307,120
Total Repurchase Agreements (cost $1,081,000)			1,081,000

Total Value of Securities Before Securities Lending Collateral – 130.60%
(cost $81,245,786)			95,361,553

Securities Lending Collateral** – 14.78%
Short-Term Investments – 14.78%
Fixed Rate Notes – 3.34%
Citigroup Global Markets 5.32% 3/1/07		2,165,535	2,165,535
ING Bank, Amsterdam 5.33% 7/9/07		271,886	271,887
			2,437,422
•Variable Rate Notes – 11.44%
ANZ National 5.32% 3/31/08		54,377	54,377
Australia New Zealand 5.32% 3/31/08		271,887	271,887
Bank of New York 5.31% 3/31/08		217,509	217,509
Barclays New York 5.31% 5/18/07		380,641	380,641
Bayerische Landesbank, New York 5.37% 3/31/08		271,887	271,887
Bear Stearns 5.38% 8/31/07		380,641	380,641
BNP Paribas 5.33% 3/31/08		271,887	271,887
Calyon, New York 5.33% 8/14/07		135,943	135,943
Canadian Imperial Bank, New York
5.32% 3/31/08		190,321	190,321
5.33% 8/15/07		217,509	217,509
CDC Financial Products 5.36% 3/30/07		353,452	353,452
Citigroup Global Markets 5.38% 3/7/07		353,452	353,452
Commonwealth Bank, Australia 5.32% 3/31/08		271,887	271,887
Deutsche Bank, London 5.34% 8/20/07		380,641	380,641
Dexia Bank, New York 5.33% 9/28/07		380,628	380,585
Goldman Sachs Group 5.45% 2/29/08		353,452	353,452
Marshall & Ilsley Bank 5.30% 3/31/08		299,075	299,075
Merrill Lynch Mortgage Capital 5.41% 3/8/07		353,452	353,452
Morgan Stanley 5.49% 3/31/08		353,452	353,452
National Australia Bank 5.31% 3/7/07		337,139	337,139
National City Bank, Cleveland 5.32% 3/2/07		326,293	326,293
National Rural Utilities 5.31% 3/31/08		429,581	429,581
Nordea Bank New York 5.31% 5/16/07		135,943	135,942
Nordea Bank Norge 5.33% 3/31/08		271,887	271,887
Royal Bank of Scotland Group 5.31% 3/31/08		271,886	271,886
Societe Generale, New York 5.29% 3/31/08		135,943	135,943
Sun Trust Bank, Atlanta 5.33% 7/30/07		353,452	353,452
Toronto Dominion, New York 5.32% 5/29/07		326,264	326,264
Wells Fargo 5.33% 3/31/08		271,886	271,886
			8,352,323
Total Securities Lending Collateral (cost $10,789,745)			10,789,745

Total Value of Securities – 145.38%
(cost $92,035,531)			106,151,298 ©
Obligation to Return Securities Lending Collateral** – (14.78%)			(10,789,745)
Borrowing Under Line of Credit – (31.50%)			(23,000,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.90%			654,585
Net Assets Applicable to 5,463,746 Shares Outstanding – 100.00%			$73,016,138

°Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
ISK – Iceland Krona
JPY – Japanese Yen
MXN – Mexican Peso
MYR - Malaysia Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB - Russian Ruble
SEK – Swedish Kroner
TRY – Turkish Lira
USD – United States Dollar

*Fully or partially on loan.
**See Note 5 in “Notes.”
©Includes $10,450,928 of securities loaned.
•Variable rate security. The rate shown is the rate as of February 28, 2007.
†Non-income producing security for the period ended February 28, 2007.
‡Non-income producing security. Security is currently in default.
¶Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
«Step coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at February 28, 2007.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At February 28, 2007, the aggregate amount of fair valued securities equaled $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
PRestricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At February 28, 2007, the aggregate amount of the restricted securities equaled $0 or 0.00% of the Fund’s net assets. See Note 6 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 28, 2007, the aggregate amount of Rule 144A securities equaled $5,745,495, which represented 7.87% of the Fund’s net assets. See Note 6 in “Notes.”
^Zero coupon security. The rate shown is the yield at the time of purchase.
@Illiquid security. At February 28, 2007, the aggregate amount of illiquid securities equals $0, which represented 0.00% of the Fund’s net assets. See Note 6 in “Notes.”
«Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations:
ADR – American Depositary Receipt
CPI – Consumer Price Index
GMAC – General Motors Acceptance Corporation
O.A.T. – Obligation Assimilable au Tresor (Treasury Obligation)
PIK – Payment-in-kind
REIT – Real Estate Investment Trusts
yr. - Year

The following foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at February 28, 2007:

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts1

					Unrealized
Contracts to					Appreciation
Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
CAD	187,726	NOK	(985,663)	3/22/07	$(253)
CAD	94,959	NZD	(118,000)	3/22/07	(1,483)
EUR	438,426	GBP	(295,000)	3/22/07	1,353
EUR	217,600	NOK	(1,762,928)	3/22/07	548
EUR	(100,000)	USD	131,534	3/22/07	(932)
JPY	77,160,300	EUR	(490,000)	3/22/07	4,394
JPY	42,385,275	EUR	(270,000)	3/22/07	1,306
PLN	776,180	EUR	(200,000)	3/22/07	(1,865)
PLN	367,600	USD	(123,971)	3/22/07	618
SEK	(129,462)	EUR	13,000	3/22/07	(122)
					$3,564
1 See Note 4 in “Notes.”

The use of foreign currency exchange contracts and foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments Global Dividend and Income Fund, Inc. (the “Fund”).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on May 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital. The current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates, from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible securities are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

2. Investments
At February 28, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At February 28, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of Investments	$92,107,557
Aggregate unrealized appreciation	14,662,134
Aggregate unrealized depreciation	(618,393)
Net unrealized appreciation	$14,043,741

3. Line of Credit
The Fund has entered into a Line of Credit Agreement with JPMorgan Chase for $25,000,000 that expires on January 17, 2008. At February 28, 2007, the par value of loans outstanding was $23,000,000 at a variable interest rate of 5.745%. During the period ended February 28, 2007, the average daily balance of loans outstanding was $23,000,000 at a weighted average interest rate of approximately 5.81%. The maximum amount of loans outstanding at any time during the period was $23,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts do not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JPMorgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the value of the securities issued in the United States. With respect to each loan, if the aggregate value of the collateral held on any business day is less than the aggregate value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation. At February 28, 2007, the value of securities on loan was $10,450,928, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of Investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the period ended February 28, 2007. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Directors has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and Illiquid securities have been identified on the Schedule of Investments.

7. Investment Management Personnel
Delaware Investment Advisers (“DIA”) has announced that is has entered into discussions with Logan Circle Partners about a possible transaction involving certain members of the taxable fixed income team. This team is also part of Delaware Management Company (“DMC”), the investment manager to the Portfolio. Regardless of whether this transaction is consummated, DIA and DMC anticipate that they will continue to have substantial fixed income teams in place to support their commitment to managing fixed income strategies.

Although the precise scope of the expected transaction is still under consideration, the desire of the involved parties is to structure this transaction in a manner that minimizes any potential disruption to clients. It is anticipated that there would be an appropriate transition period which would allow for continued and consistent management of the fixed income products.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: